UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2010

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of
Incorporation

0-25033	63-1201350
(Commission	(IRS Employer
File Number)	Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	Zip Code)

                (205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

On May 6, 2010, Superior Bancorp (the “Company”) entered into an agreement to issue $10,000,000 of its Series B Cumulative Convertible Preferred Stock (the “Preferred Stock”) for cash consideration equal to $10,000,000.   There are no underwriting discounts or commissions in connection with the transaction.  The Company anticipates issuing up to $25,000,000 of Preferred Stock in the aggregate.  The Preferred Stock is mandatorily convertible upon the earlier of December 15, 2010 or the completion of additional capital financing by the Company, but is not voluntarily convertible by the holder prior to such time.   If the Preferred Stock converts in conjunction with the consummation of additional capital financing, the conversion rate will be the lower of $2.89 or 83% of the offering price of the additional financing.  If the Preferred Stock converts on December 15, 2010, the conversion rate will be the lower of $2.89 or 83% of the 10-day volume-weighted trailing average of closing prices of the Company’s common stock.

The Company will issue to the purchasers of the Preferred Stock five-year warrants to purchase approximately 1,800,000 shares in the aggregate of the Company’s common stock at an exercise price of $3.50 per share.  The Company also anticipates issuing similar warrants to purchase up to an additional 2,500,000 shares of common stock at an exercise price of $3.00 per share to the purchasers of subordinated debt of the Company’s subsidiary, Superior Bank.

The issuance and sale of the convertible preferred stock and warrants is exempt from registration under the Securities Act of 1933 (the “Act”) in reliance on the exemptions from the registration requirement of the Act for transactions not involving any public offering pursuant to Section 4(2) of the Act and Rule 506 of Regulation D promulgated pursuant to the Act.  The issuance and sale of the preferred stock and warrants qualifies for these exemptions because the offering was made to a limited number of sophisticated investors who were “accredited investors” within the meaning of Regulation D.

Section 5 — Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2010, the Company filed with the Secretary of State of Delaware a Certificate of Designations to its Restated Certificate of Incorporation establishing the terms of the Company’s Series B Cumulative Convertible Preferred Stock.  A copy of the Certificate of Designations is included as an exhibit to this Report on Form 8-K and is incorporated by reference into this Item 5.03.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

3	Certificate of Designations of Series B Cumulative Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

Date: May 6, 2010	By:	/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman, President and Chief Executive Officer

 INDEX TO EXHIBITS

Exhibit No.	Description

3	Certificate of Designations of Series B Cumulative Convertible Preferred Stock